STOCK REDEMPTION AGREEMENT


      This is a Stock Redemption Agreement dated as of March 22, 2001, among (i) HealthSouth Corporation (the "Seller"), a Delaware corporation, One HealthSouth Parkway, Birmingham, Alabama 35243, and (ii) Almost Family, Inc. (the "Company"), a Delaware corporation, 100 Mallard Creek Road, Suite 400, Louisville, Kentucky 40207.

                                    Recitals

      A. The Seller holds legal and beneficial title to, or has currently exercisable options to purchase, in the aggregate 748,501 shares of the Company's common stock (the "Seller Common Stock"). The Seller also owns warrants (the "Seller Warrants") to purchase 200,000 shares of the Company's common stock pursuant to a Warrant Agreement (the "Warrant Agreement") dated as of June 29, 1992 between Almost Family, Inc. f/k/a Caretenders Health Corp. and HealthSouth Corporation f/k/a HealthSouth Rehabilitation Corporation.

      B. The Seller desires to sell the Seller Common Stock and the Seller Warrants to the Company, and the Company desires to purchase and redeem the Seller Common Stock and Seller Warrants, each on the terms and conditions set forth in this Agreement.

      THE PARTIES, INTENDING TO BE LEGALLY BOUND, AGREE AS FOLLOWS:

      1.    Redemption.
            ----------

            (a) The Seller hereby sells, transfers, assigns and delivers to the Company the Seller Common Stock, the Seller Warrants, and any additional equity or debt security, or contract or other right with respect to the same, in the Company held by the Seller ("Other Interests"), and the Company hereby redeems and acquires the Seller Common Stock, the Seller Warrants and Other Interests. The Seller hereby delivers to the Company the certificates representing the Seller Common Stock and the Holder's Declaration and Indemnity Agreement with Respect to the Lost Warrant, duly endorsed as instructed by a representative of the Company or accompanied by a stock power duly endorsed in blank. The Seller acknowledges and agrees that the Warrant Agreement and related Seller Warrants are null and void.

            (b) The Seller represents and warrants to the Company that (i) this Agreement has been approved by all necessary corporate action on the part of the Seller, (ii) the undersigned person executing this Agreement on behalf of the Seller has been duly authorized to execute and deliver this Agreement, and (iii) it is transferring good title (legal and beneficial) to the Seller Common Stock, the Seller Warrants and Other Interests (to the extent applicable) to the Company, free and clear of any liens, encumbrances, claims or rights of others.

            (c) The Seller represents and warrants to the Company that, except for the Seller Common Stock and the Seller Warrants, the Seller, including its subsidiaries, has no (i) legal or beneficial ownership in any equity or debt of the Company, or (ii) contract right with respect to equity or debt of the Company.

            (d) The Company represents and warrants that (i) this Agreement has been approved by all necessary corporate action on the part of the Company, and
(ii) the undersigned person executed this Agreement on behalf of the Company has been duly authorized to execute and deliver this Agreement.

            (e) The Seller represents that in making the decision to sell the Seller Common Stock, the Seller Warrants and Other Interests, the Seller has relied on an independent investigation made by the Seller and/or on the advice given to the Seller by its own counsel, accountant or other advisors. The Seller further represents that it has had the opportunity to review the Company's filings with the U.S. Securities and Exchange Commission. The Seller has such knowledge and experience in healthcare, financial and business matters that it is capable of evaluating the merits and risks of selling the Seller Common Stock, the Seller Warrants and Other Interests.

            (f) The Company represents that, as of their respective dates, all documents filed by it with the U.S. Securities and Exchange Commission (i) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(ii) complied in all material respect with the applicable requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

      2.    Redemption Consideration.
            ------------------------

            (a) The consideration payable by the Company for the redemption of the Seller Common Stock, the Seller Warrants and Other Interests shall be $5,000,000.00, payable upon execution and delivery of this Agreement in cash by wire transfer of immediately available funds, to an account designed by the Seller.

            (b) The Seller acknowledges that, as of the date of this Agreement, it is not owed any money by the Company. The Company acknowledges that, as of the date of this Agreement, it is not owed any money by the Seller.

      3.    Mutual Releases.
            ---------------

            (a) Except with respect to any obligations arising out of this Agreement, the Company hereby irrevocably and unconditionally releases and forever discharges the Seller and its officers and directors from any and all actions, causes of action, suits, debts, charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, and expenses (including attorney's fees and costs actually incurred), of any nature whatsoever, in law or equity, which the Company ever had, now has, or the Company or its successors and assigns hereafter may have against the Seller or its officers and directors from the beginning of time to the date of this Agreement, by reason of any claims arising out of or related to the Seller's ownership of Seller Common Stock, Seller Warrants, Other Interests or the Warrant Agreement.

            (b) Except with respect to any obligations arising out of this Agreement, the Seller hereby irrevocably and unconditionally releases and forever discharges the Company and its officers and directors from any and all actions, causes of action, suits, debts, charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, and expenses (including attorney's fees and costs actually incurred), of any nature whatsoever, in law or equity, which such party ever had, now has, or such party or such party's successors or assigns hereafter may have against the Company or its officers and directors, from the beginning of time to the date of this Agreement, by reason of any claims arising out of the Seller's ownership of Seller Common Stock, Seller Warrants, Other Interests or the Warrant Agreement.

      4.    Miscellaneous.
            -------------

            (a)   Amendment. This  Agreement  may be  amended  only in a written
                  ---------
amendment executed by all of the parties to this Agreement.

            (b) Headings; Interpretation. The headings in this Agreement have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement. All references herein to the masculine, neuter or singular shall be construed to include the masculine, feminine, neuter or plural, as appropriate.

            (c) Entire Agreement. This is the entire agreement among the parties with respect to the subject matter of this Agreement. All prior negotiations and agreements by and among the parties to this Agreement with respect to the subject matter of this Agreement are superseded by this Agreement.

            (d)   Governing  Law.  This  Agreement  shall be governed by, and
                  ---------------
construed and interpreted in accordance with, the laws of the State of Delaware, without regard to or application of its conflicts of law principles.

            (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

            (f)   Benefit and Binding  Effect.  This  Agreement  shall be
                  ---------------------------
binding upon, and shall inure to the benefit of, each of the parties to this Agreement, and each of their successors, assigns.

            (g) Further Acts. The Seller shall perform such further acts and execute and deliver such further documents as may be reasonably necessary to carry out the provisions of this Agreement.

            (h) Standstill Agreement. For a period of two years from the date of this Agreement, the Seller agrees that it will not, directly or indirectly, purchase or offer or agree to purchase, any securities or assets of the Company, or enter, offer or agree to enter into any transaction relating to the Company or its operations, or propose any of the foregoing, unless such purchase, transaction, offer, agreement or proposal shall have been previously approved by the Company's Board of Directors; provided, however, that the foregoing covenant shall not apply to transactions involving (i) the Company's assets or any holder of such assets, if such transaction occurs after the sale by the Company of all or substantially all of its assets; or (ii) the Company's capital stock, if the transaction occurs after 50% or more of the Company's capital stock is "beneficially owned" by a single "person", as such terms are used in Section 13(d) of the Securities Act of 1934 and the rules and regulations promulgated thereunder, other than a transaction involving the formation of a holding company approved by the Company's Board of Directors. The Company, in addition to, and not in limitation of, any other rights, remedies or damages available to the Company at law or equity, shall be entitled to preliminary and permanent injunctive relief to prevent or restrain a violation of this covenant.

      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.

                                    ALMOST FAMILY, INC.


                                    By___________________________________

                                    Title:_________________________________


                             HEALTHSOUTH CORPORATION


                                    By___________________________________

                                    Title:_________________________________




NEB.E2144

LOUIMDMS/29662.4